CERTAIN PROVISIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE MARKED WITH ASTERICKS (****). THE OMMITTED PORTIONS HAVE BEEN OMMITTED BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT 10.10

OUR PURPOSE.
YOUR MISSION.

621 LYNNHAVEN PKWY, STE 160
VIRGINIA BEACH, VA 23452-7448
TOLL FREE: (****)
FAX: (****)
CAGE: (****) **DUNS:** (****)
FEDERAL TAX ID: (****)
http://www.adsinc.com

PURCHASE ORDER 1084937

DATE:	05/19/2020
REVISION:	Number: 3 | Date: 06/16/2020
SALESREP:	L(****)
BUYER:	A(****)
PHONE:	7(****)
FAX:	8(****)
EMAIL:	a(****)

VENDOR

NAME	TECHNICAL COMMUNICATIONS CORPORATION
CONTACT NAME	Fidel Camero
ADDRESS	100 DOMINO DR CONCORD, MA 01742-2817 UNITED STATES
PHONE	(978) 287-6303
FAX	
E-MAIL	fcamero@tccsecure.com

SHIP TO

NAME	SPAWAR (SYSTEMS CENTER ATLANTIC - SSCLANT)
CONTACT NAME	V(****)
ADDRESS	1008 TRIDENT STREET B(****) HANAHAN, SC 29410 US
SHIPPING REF #	N/A
CUSTOMER REF #	S(****)
SHIPMENT PRIORITY	**RATED - DOC9**

SHIPPING CARRIER	SHIPPING METHOD	PAYMENT TERMS
ADS CONNECTS	SUPPLIER PORTAL	15% PREPAYMENT, BAL DUE AT SHIPMENT

LINE	PART NUMBER	PART DESCRIPTION	QUANTITY	UOM	UNIT PRICE	TOTAL(USD)	SHIP BY DATE
1	411-26534 CUST REQ-N00039012607CJ	DSP 9000RB RADIO CABLE CONNECTOR [RATED - DOC9] CLIN: 0012	(****)	Each	(****)	(****)	11/15/2020
2	401-24259-06 CUST REQ-N00039012607CJ	DSP 9000RB/RC MILITARY VOICE ENCRYPTOR [RATED - DOC9] CLIN: 0013	(****)	Each	(****)	(****)	11/15/2020
3	401-26531 CUST REQ-N00039012607CJ	DSP 9000 PWS AC/DC 12 VDC [RATED - DOC9] CLIN: 0011	(****)	Each	(****)	(****)	11/15/2020
4	401-24422-02 CUST REQ-N00039012607CJ	DSP 9000 DUAL RACK MOUNT RC ASSEMBLY 17 IN [RATED - DOC9] CLIN: 0009	(****)	Each	(****)	(****)	11/15/2020
5	401-24265-03 CUST REQ-N00039012607CJ	SMARTMODULE 2K-W KEY FILL DEVICE [RATED - DOC9] CLIN: 0008	(****)	Each	(****)	(****)	11/15/2020
6	401-26531-01 CUST REQ-N00039012607CJ	DSP 9000 PWS AC/DC 12 VDC [RATED - DOC9] CLIN: 0010	(****)	Each	(****)	(****)	11/15/2020
7	415-26578 CUST REQ-N00039012607CJ	I/F CABLE; LOW GAIN; SP-144 TO LOW GAIN VOX [RATED - DOC9] CLIN: 0007	(****)	Each	(****)	(****)	11/15/2020
8	415-26580 CUST REQ-N00039012607CJ	HEADSET; LOW GAIN VOX TO HSE [RATED - DOC9] CLIN: 0006	(****)	Each	(****)	(****)	11/15/2020
9	415-26582 CUST REQ-N00039012607CJ	I/F CABLE; LOW GAIN; HSE RADIO TO SP-13 [RATED - DOC9] CLIN: 0005	(****)	Each	(****)	(****)	11/15/2020
10	415-24570 CUST REQ-N00039012607CJ	INTERFACE ADAPTER CABLE; DSP9000HS TO PRC 77 [RATED - DOC9] CLIN: 0004	(****)	Each	(****)	(****)	11/15/2020
11	415-26595 CUST REQ-N00039012607CJ	INTERFACE ADAPTER CABLE; DSP9000HS TO RF 7800H [RATED - DOC9] CLIN: 0003	(****)	Each	(****)	(****)	11/15/2020
12	415-26596 CUST REQ-N00039012607CJ	INTERFACE ADAPTER CABLE; DSP9000HS TO RF 5800H [RATED - DOC9] CLIN: 0002	(****)	Each	(****)	(****)	11/15/2020
13	251-00108 CUST REQ-N00039012607CJ	BATTERY; LI-ION; 3.5V [RATED - DOC9] CLIN: 0001	(****)	Each	(****)	(****)	11/15/2020

Other Comments or Special Instructions

EARLY SHIPMENTS PERMISSIBLE
P-00002960 QUOTE: FC20-6200 FOB CONCORD, MA.

TOTAL $1,848,435.00

This document is considered confidential and proprietary property of ADS, Inc. and is provided on the express condition that the data contained in it are not to be used, disclosed, or reproduced in whole or in part for any purpose without the express written consent of ADS, Inc.

Page 1 of 3

The terms and conditions found at https://ADSinc.com/Order-Terms-and-Conditions are hereby incorporated in this Purchase Order by reference.
The flowdown clauses found at https://ADSinc.com/Order-Flowdowns-A are hereby incorporated in this Purchase Order by reference.

PROD

This document is considered confidential and proprietary property of ADS, Inc. and is provided on the express condition that the data contained in it are not to be used, disclosed, or reproduced in whole or in part for any purpose without the express written consent of ADS, Inc. Page 2 of 3 The terms and conditions found at (****) are hereby incorporated in this Purchase Order by reference. The flowdown clauses found at(****) are hereby incorporated in this Purchase Order by reference. PROD LINE PART NUMBER PART DESCRIPTION QUANTITY UOM UNIT PRICE TOTAL(USD) SHIP BY DATE Ship By Date Instructions For orders where there is a date in the SHIP BY DATE column, these items are urgently required by our customer and must ship by the date specified. Please contact ADS within 2 days to confirm the date these items will ship from your facility. For orders where there is no date in the SHIP BY DATE COLUMN, please contact ADS within 3 days to provide the date these items will ship from your facility. ADS reserves the right to cancel this PO at no cost to ADS if at any time the ship date provided does not meet the needs of the customer. Compliance Statements for Shipment of Controlled Items ITAR : These items are controlled by the U.S. Government and authorized for export only to the country of ultimate destination for use by the ultimate consignee or end - user(s) herein identified. They may not be resold, transferred, or otherwise disposed of, to any other country or to any person other than the authorized ultimate consignee or end - user(s), either in their original form or after being incorporated into other items, without first obtaining approval from the U.S. government or as otherwise authorized by U.S. law and regulations" EAR : These items are controlled by the U.S. Government and authorized for export only to the country of ultimate destination for use by the ultimate consignee or end - user(s) herein identified. They may not be resold, transferred, or otherwise disposed of, to any other country or to any person other than the authorized ultimate consignee or end - user(s), either in their original form or after being incorporated into other items, without first obtaining approval from the U.S. government or as otherwise authorized by U.S. law and regulations. FCC : N/A EXPIRED ITEMS : N/A CONTRACT(S): RATED: CERTIFIED FOR NATIONAL DEFENSE USE. YOU ARE REQUIRED TO FOLLOW ALL THE PROVISIONS OF THE DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM REGULATION (15 CFR PART 700). RATED ORDERS TAKE PRECEDENCE OVER ALL OTHER NON - RATED DOD ORDERS AND ALL COMMERCIAL ORDERS YOU MAY HAVE. IF THE ORDER LINE CONTAINS SPECIFICATIONS, QUALITY CONTROL, MIL STANDARDS OR OTHER CONTRACTUAL REQUIREMENTS (DESIGNATED AS "QS" - QUALITY STATEMENT, "COC" - CERTIFICATE OF COMPLIANCE, "RATED") PLEASE VISIT THE FOLLOWING LINK (****) FOR APPLICABLE DOCUMENTATION. Additional Instructions/Attachments CERTAIN PROVISIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE MARKED WITH ASTERICKS (****). THE OMMITTED PORTIONS HAVE BEEN OMMITTED BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This document is considered confidential and proprietary property of ADS, Inc. and is provided on the express condition that the data contained in it are not to be used, disclosed, or reproduced in whole or in part for any purpose without the express written consent of ADS, Inc. Page 3 of 3 The terms and conditions found at (****) are hereby incorporated in this Purchase Order by reference. The flowdown clauses found at(****) are hereby incorporated in this Purchase Order by reference. PROD ADDITIONAL INSTRUCTIONS Revised 05/07/2019 The ADS Connects Supplier Portal (****) is your central resource f or all info regarding your business with us. - view and download: opportunities, quotes, purchase orders, payments, on time delivery performance metrics, contract training and more. The ADS Connects Supplier Portal links real time to our Customer Portal. Any updates you enter are automatically provided to the end customer to ensure a good experience. - change the expected ship date on an order - ship or provide tracking info - manage parts: pictures, descriptions, accessory items, replacement items, etc. TO SHIP: Ensure customers know the status of their shipment!! Visit/login to the ADS Connects Supplier Portal - (****) 1. Click the "Shipments" menu item then click the "Active" drop down menu item. 2. Choose one of the following options: a. Ship on ADS. Select Schedule Shipment to schedule a pickup & print all documents b. Ship on your own. i. Select Submit Tracking – to provide tracking numbers for one line/shipment at a time ii. Select Bulk Upload Tracking – to upload a spreadsheet of multiple shipments/lines 3. Click on the "Completed Shipments" menu item to see when it delivered to the customer - Contact your ADS Buyer for ALL shipment related questions - DO NOT ship to any address other than what is listed on purchase order - All hazardous and non - CONUS shipments go through our logistics provider (****) (see portal for contact info) - Only the shipping carrier/method on the ADS PO shall be honored. - Only ship once per week unless authorized by the ADS Buyer Send ALL invoices to (****)